UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2009
HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-99.1
EX-99.2

Item 8.01. Other Events.
     On May 8, 2009, Huntington Bancshares Incorporated (the “Company”) issued a press release announcing the completion of its discretionary equity issuance program, pursuant to which the Company issued approximately 38.5 million shares of its common stock, par value $0.01 per share (“Common Stock”), resulting in gross proceeds of $120 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     Shares of Common Stock issued under the program were sold pursuant to an Equity Distribution Agreement, dated April 23, 2009, with Goldman, Sachs & Co. (“Goldman Sachs”) which was amended by the Amendment No. 1 to the Equity Distribution Agreement, dated May 7, 2009 (the “Amendment” and, the Equity Distribution Agreement as amended by the Amendment, the “Agreement”). The sole purpose of the Amendment was to increase the aggregate offering price of the shares of Common Stock offered and sold pursuant to the Agreement from $100,000,000 to $120,000,000.
     Further details regarding the terms of the Agreement are set forth in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “Commission”) on April 24, 2009, which is incorporated herein by reference.
     Shares of Common Stock sold pursuant to the Agreement were issued pursuant to a prospectus supplement filed with the Commission on April 24, 2009, as supplemented by a prospectus supplement addendum filed with the Commission on May 8, 2009, to the accompanying prospectus filed with the Commission on January 13, 2009, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-156700) (the “Registration Statement”). The Amendment is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.
     Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

Exhibit 5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1).

Exhibit 99.1	Press release, released May 8, 2009

Exhibit 99.2	Amendment No. 1, dated May 7, 2009, to the Equity Distribution Agreement, dated April 23, 2009, between Huntington Bancshares Incorporated and Goldman, Sachs & Co.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: May 8, 2009	By:	/s/ Richard A. Cheap
		Name:	Richard A. Cheap
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1).

Exhibit 99.1	Press release, released May 8, 2009

Exhibit 99.2	Amendment No. 1, dated May 7, 2009, to the Equity Distribution Agreement, dated April 23, 2009, between Huntington Bancshares Incorporated and Goldman, Sachs & Co.